Nov. 01, 2024
QQQ Plus Bond Alpha Portfolio | QQQ Plus Bond Alpha Portfolio

QQQ® Plus Bond Alpha Portfolio – In the Principal Investment Strategies subsection, the first sentence of the first paragraph is deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in a combination of (1) derivatives that provide exposure to the Nasdaq-100 Index® and/or the Nasdaq-100 Total Return® Index (the “Nasdaq-100 Indices”) and (2) bonds.

Also in the Principal Investment Strategies subsection, the third paragraph is deleted and replaced with the following:

The term “QQQ” in the Fund’s name refers to derivative investments used to gain exposure to the Nasdaq-100 Indices, large-cap growth equity indices designed to track the performance of 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market® based upon market capitalization.